UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2019
______________________________

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee (Address of Principal Executive Offices)	37067 (Zip Code)

(615) 861-6000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ◻

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 13, 2019, the Board of Directors (the “Board”) of Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia” or the “Company”) increased the number of Class II directors serving on the Board from two to three and elected Jason R. Bernhard to fill the vacancy created by the increase in the number of Class II directors.  The term of office of Class II directors expires at the Company’s annual meeting of stockholders in 2022. The Board has not named Mr. Bernhard to any committees of the Board, but expects to do so at a future meeting.

Mr. Bernhard is the Chief Operating Officer, Financial Advisory North America; Managing Director, Head of North America Healthcare Investment Banking; and a Vice Chairman of Investment Banking at Lazard Ltd.  Mr. Bernhard earned a Bachelor of Arts degree from the University of Pennsylvania in 1988 and an MBA from The Wharton School at the University of Pennsylvania in 1993.

Mr. Bernhard will receive compensation for his service to the Company in accordance with the Company’s existing compensation plan for nonemployee directors. Information with respect to the director compensation plan is set forth in the definitive proxy statement for the Company’s 2019 annual meeting of stockholders, filed with the SEC on March 21, 2019.

A copy of the press release announcing Mr. Bernhard’s election to the Board is filed as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99	Press Release of Acadia Healthcare Company, Inc., dated December 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: December 17, 2019	By:	/s/ Christopher L. Howard
Name: Christopher L. Howard
Title: Executive Vice President and General Counsel